MAS                                                                 PROSPECTUS
---------
MAS FUNDS


                             Balanced Plus Portfolio
                               September 28, 1996

-------------------------------------------------------------------------------
Client Services: 1-800-354-8185   Prices and Investment Results: 1-800-522-1525
-------------------------------------------------------------------------------

       MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, one of which is described in this Prospectus. The Balanced Plus Portfolio (the "portfolio") operates as a separate diversified investment company and its investment objective is described with a summary of investment policies as referenced below. This Prospectus offers the Institutional Class Shares of the portfolio. The Fund also offers Adviser Class Shares and Investment Class Shares.


       The portfolio will invest a portion of its assets in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in this portfolio may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.


                           PORTFOLIO PAGE REFERENCE

           How to Use This
           Prospectus:                 2
           Prospectus Summary:         3
           Prospectus Glossary:
             Strategies                9
             Investments              12
           General Shareholder
            Information:              22
            Table of
            Contents:         Back Cover

       This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated September 28, 1996 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
               THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MILLER
ANDERSON
& SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

EXPENSE SUMMARY - INSTITUTIONAL CLASS SHARES

The following tables illustrate the various expenses and fees that a shareholder for the portfolio will incur either directly or indirectly.

    Shareholder Transaction Expenses:
    Sales Load Imposed on Purchases                         None
    Sales Load Imposed on Reinvested Dividends              None
    Redemption Fees                                         None
    Exchange Fees                                           None

    Annual Fund Operating Expenses:
    (as a percentage of average net assets after fee
    waivers)
    12b-1 Fees                                              None

                               Investment                            Total
                                Advisory            Other          Operating
        Portfolio                 Fees           Expenses(1)        Expenses
 -----------------------       ------------      -----------       -----------
Balanced Plus Portfolio           0.550%            0.150%           0.700%

(1) Other Expenses are based on estimates for the current fiscal year.

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in the portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Because the Portfolio has less than 10 months of operations, only 1 and 3 year examples are shown.

        Portfolio               1 year         3 year
  -----------------------       --------       --------
Balanced Plus Portfolio          $7             $22


-------------------------------------------------------------------------------
                          HOW TO USE THIS PROSPECTUS

A PROSPECTUS SUMMARY begins on page 3;

A description of YIELD AND TOTAL RETURN begins on page 5;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to the portfolio begins on page 5;

A SUMMARY PAGE for the portfolio's Objective, Policies and Strategies is on page 8;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 9;


GENERAL SHAREHOLDER INFORMATION begins on page 22.

-------------------------------------------------------------------------------
MAS Funds - 2            Terms in bold type are defined in Prospectus Glossary

                              PROSPECTUS SUMMARY

The Balanced Plus Portfolio seeks to achieve above average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of domestic and foreign issuers and fixed-income securities.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to the portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o The portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o The portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;

o Fixed-Income Securities will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;

o Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Portfolio's net asset value.

o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o The portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;


o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and mortgage-backed securities (Mortgage Securities), including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);


o Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps; and


o The portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, the portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 3

HOW TO INVEST: Institutional Class Shares of the portfolio are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Investment and Adviser Class Shares which differ from the Institutional Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.

HOW TO REDEEM: Shares of the portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $36 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, serves as Transfer Agent to the Fund. See Administrative Services.

-------------------------------------------------------------------------------
MAS Funds - 4             Terms in bold type are defined in Prospectus Glossary

YIELD AND TOTAL RETURN:

From time to time the portfolio advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of the portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that the portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, the portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in the portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of the portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. The portfolio may also advertise or quote a yield which is gross of expenses.

The performance of the portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION:

Objectives: The portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by the portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. The objective of the portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of the portfolio. The achievement of the portfolio's objective cannot be assured.

Suitability: The portfolio is designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The portfolio is designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 5
responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal
Revenue Code.

Securities Lending: The portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: The portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

Turnover: The Adviser manages the portfolio generally without regard to restrictions on portfolio Turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The portfolio's annual turnover rate is not expected to exceed 100% with respect to Equity Securities. The annual turnover rate with respect to the fixed income portion of the portfolio will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.

High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distribution resulting from such gains are considered ordinary income for federal income tax purposes.

Cash Equivalents/Temporary Defensive Investing: Although the portfolio intends to remain substantially fully invested, a small percentage of the portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of the portfolio. In addition, the portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for that portfolio without limit.

Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. The portfolio will not concentrate investments in any one industry.

Investment Limitations: The portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, the portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b) with respect to 75% of its assets, the Portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

-------------------------------------------------------------------------------
MAS Funds - 6            Terms in bold type are defined in Prospectus Glossary

(c) the portfolio will not invest more than 5% of its total assets in the securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years of continuous operation;

(d) the portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (3) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry and (4) asset-backed securities will be classified according to the underlying assets securing such securities.

(e) the portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;


(f) the portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);


(g) the portfolio may pledge, mortgage, or hypothecate assets in an amount up to 50% of its total assets, provided that the portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff.

(h) the portfolio will not invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the Investment Company Act of 1940, as amended.

Limitations (a), (b), (d), (e) and (f), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 7

Balanced Plus Portfolio

Objective:              To achieve above average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of domestic and foreign issuers and fixed-income securities.

Approach:               The Adviser determines the mix of investments in
                        domestic and foreign equity and fixed-income securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets. When the Adviser believes it to be in the best interests of the fund, opportunistic investments in both the high yield and international fixed-income markets will be made.

Policies:               Generally at least 65% invested in issuers located in at
                        least 3 countries, including the U.S.
                        Derivatives may be used to pursue portfolio strategy
                        At least 25% invested in senior Fixed-Income Securities

Domestic Equity
Capitalization:         Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

 Allowable Investments: Common Stock                  U.S. Governments              Agencies                   Corporates
                        High Yield                    Foreign Bonds                 Foreign Equities           Foreign Currency
                        Eastern European Issuers      Investment Funds              Mortgage Securities        CMOs
                        SMBS                          Asset-Backeds                 When Issued                Brady Bonds
                        Floaters                      Inverse Floaters              Structured Notes           Zero Coupons
                        Futures & Options             Swaps                         Forwards                   Cash Equivalents
                        Repurchase Agreements         Convertibles                  Preferred Stock            Municipals
                        Investment Companies          ADRs                          Rights                     Warrants
                        Loan Participations           Emerging Markets Issuers      Structured Investments

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:
                        54% S&P 500 Index
                        40% Salomon Broad Investment Grade Index
                        6% MSCI World Ex U.S. Index

Strategies:             Asset Allocation Management
                        Fixed Income Management and Asset Allocation
                        Maturity and Duration Management
                        Value Investing
                        Foreign Fixed Income Investing
                        Core Equity Investing
                        International Equity Investing
                        Emerging Markets Investing
                        High Yield Investing
                        Foreign Investing
                        Mortgage Investing

-------------------------------------------------------------------------------
MAS Funds - 8            Terms in bold type are defined in Prospectus Glossary

                             PROSPECTUS GLOSSARY
           CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES

   Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in the portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

   Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

   Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on MAS's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

   Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

   As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

   Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. The portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

   Fixed Income Management and Asset Allocation: The Adviser selects fixed-income securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the fixed-income securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the fixed-income securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.

   For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration fixed-income securities. Consequently, while a portfolio investing only in fixed-income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 9

   Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

   Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.

   As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

   Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since the portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, the portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   Although the portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the portfolio receives from the companies comprising the portfolio's investments.

   High Yield Investing: Involves investing in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

   To the extent the portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

   The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and the portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on the portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, the portfolio may find it difficult to value its securities accurately. The portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

-------------------------------------------------------------------------------
MAS Funds - 10            Terms in bold type are defined in Prospectus Glossary

   High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

   Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

MAS considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. The portfolio seeks to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, the portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of the portfolio's investments in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 11

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: At times it is anticipated that greater than 50% of the fixed-income securities held by the portfolio may be invested in mortgage-related securities. These include mortgage-backed securities, which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that the portfolio's primary emphasis will be on mortgage-backed securities issued by the various Government-related organizations. However, the portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.

INVESTMENTS

The portfolio may invest in the securities defined below in accordance with its listing of Allowable Investments and any quality or policy constraints.

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.

Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies.

Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

-------------------------------------------------------------------------------
MAS Funds - 12            Terms in bold type are defined in Prospectus Glossary

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

The portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation,
(ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio;

(2) The portfolio may invest in commercial paper rated at time of purchase by one or more NRSRO in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity -- the latest

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 13
date by which the tranche can be completely repaid, assuming no prepayments
-- and has an average life -- the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.


Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.

Corporates--corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The portfolio will buy Corporates subject to any quality constraints. If a security held by the portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolio may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See the portfolio's listing of Allowable Investments to determine which of these the portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

-------------------------------------------------------------------------------
MAS Funds - 14            Terms in bold type are defined in Prospectus Glossary

Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See the portfolio's listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See the portfolio's listing of Allowable Investments to determine which securities the portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.

Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.

Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.

Foreign Currency: The portfolio will regularly transact security purchases and sales in foreign currencies. The portfolio may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).

Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).


Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.


The portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 15
in the U.S. dollar value of portfolio positions (position hedge). In addition the portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the portfolio has or expects to have portfolio exposure. The portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. The portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.


The portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.


There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with the portfolio's obligation under the forward contract. On the date of maturity, the portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When the portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


Futures & Options--Futures Contracts, Options on Futures Contracts and
Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

The portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by the portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by the portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are
(i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over- the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that the portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating

-------------------------------------------------------------------------------
MAS Funds - 16            Terms in bold type are defined in Prospectus Glossary
agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by the portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolio is permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent the portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolio may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 17
companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. The portfolio is subject to applicable law as discussed under Investment Restrictions and will invest in such investment funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.

Investment Grade Securities: are those rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. The portfolio may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.


Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage- backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.


There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.

-------------------------------------------------------------------------------
MAS Funds - 18            Terms in bold type are defined in Prospectus Glossary

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.


Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolio may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements: are transactions by which the portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 19
permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the Securities and Exchange Commission, the portfolio may pool its daily uninvested cash balance with other portfolios of MAS Funds. By entering into repurchase agreements on a joint basis, it is expected that the portfolio will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. The portfolio's participation in the income from jointly purchased repurchase agreements will be based on the portfolio's percentage share in the total repurchase agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the portfolio's limitations on investment in illiquid securities.

Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by MAS in accordance with credit-risk guidelines established by the Board of Trustees.

Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows the portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified

-------------------------------------------------------------------------------
MAS Funds - 20            Terms in bold type are defined in Prospectus Glossary
index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.


The portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two returns. The portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.


Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the portfolio's risk of loss consists of the net amount of interest payments that the portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.


When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by the portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although the portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The portfolio will maintain with the custodian a separate account with a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 21

GENERAL SHAREHOLDER INFORMATION

                              PURCHASE OF SHARES

Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Institutional Class Shares of the portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The portfolio determines its net asset value as described under Other Information-Valuation of Shares each day that the portfolio is open for business. See Other Information-Closed Holidays and Valuation of Shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by contacting MAS Funds' Client Services Group at 1-800-354-8185, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, Pennsylvania 19428-0868.

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check in the portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire: Subject to acceptance by the Fund, Institutional Class Shares of the portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank, N.A. (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. Notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Institutional Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                     The Chase Manhattan Bank
                     1 Chase Manhattan Plaza
                     New York, NY 10081
                     ABA #021000021
                     DDA #910-2-734143
                     Attn: MAS Funds
                     Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments: Additional investments of Institutional Class Shares at net asset value may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Investments by Mail. Investments made by check must indicate account number, account name and portfolio name. Additional investments may also be made by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. Notification must be given to MAS Fund's Client Services Group at 1-800-354-8185 prior to the determination of net asset value.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Institutional Class Shares of the portfolio or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

-------------------------------------------------------------------------------
MAS Funds - 22            Terms in bold type are defined in Prospectus Glossary

Purchases of Institutional Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Institutional Class Shares of the portfolio are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolio through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The portfolio does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Institutional Class Shares.

                             REDEMPTION OF SHARES

Institutional Class Shares of the portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Institutional Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See other Information-Closed Holidays and Valuation of Shares.

By Mail: The portfolio will redeem Institutional Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds: c/o the Client Services Group, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Client Services Group, One Tower Bridge, Suite 1150, P. O. Box 868, West Conshohocken, PA 19428-0868.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 23

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The portfolio may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the portfolio is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the portfolio to make payment wholly or partly in cash, the portfolio may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

                             SHAREHOLDER SERVICES

Exchange Privilege: The portfolio's Institutional Class Shares may be exchanged for Institutional Class shares of the Fund's other portfolios based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Client Services Group, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares for tax purposes.

The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Client Services Group, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above.

-------------------------------------------------------------------------------
MAS Funds - 24            Terms in bold type are defined in Prospectus Glossary

                             VALUATION OF SHARES


Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the portfolio is determined as of the later of the close of the NYSE or one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business.


Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market. However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES:

The portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If the portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made. If any net capital gains are realized from the sale of underlying securities, the portfolio will normally distribute such gains with the last dividend for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

Undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise charac-

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 25
terized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

Federal Taxes: The portfolio intends to qualify for taxation as a regulated investment company under the Code so that the portfolio will not be subject to Federal income tax to the extent it distributes its income to its shareholders. Dividends, either in cash or reinvested in shares, paid by the portfolio from net investment income will be taxable to shareholders as ordinary income. Such dividends will generally qualify in part for the dividends received deduction for corporations, but the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the portfolio from domestic (U.S.) sources. The Fund will send each shareholder a statement each year indicating the amount of the dividend income which qualifies for such treatment.

Whether paid in cash or additional shares of the portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by the portfolio. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in the portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.

The portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, the portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in December by the portfolio will be deemed to have been paid by the portfolio and received by shareholders on the record date provided that the dividends are paid before February 1 of the following year.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Foreign Income Taxes: Investment income received by the portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle the portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolio's assets to be invested within various countries is not known. The portfolio intends to operate so as to qualify for treaty reduced rates of tax where applicable.


State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.


TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described herein, certain companies provide essential management, administrative and shareholder services to the Trust.

-------------------------------------------------------------------------------
MAS Funds - 26            Terms in bold type are defined in Prospectus Glossary

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $36 billion in assets under management. On January 3, 1996, Morgan Stanley Group Inc. acquired Miller Anderson & Sherrerd, LLP (the "Adviser") in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of the Adviser. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of the Adviser. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated as of January 3, 1996, which Agreement was approved by the shareholders of each Portfolio at a special meeting held on October 6, 1995. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations, and other institutional investors.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, the portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on an annual percentage rate of 0.550%, to the portfolio's average daily net assets for the quarter.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 27

PORTFOLIO MANAGEMENT

The investment professionals of MAS who are primarily responsible for the day-to-day management of the Balanced Plus Portfolio are Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras, Richard B. Worley and J. David Germany.

Thomas L. Bennett, Portfolio Manager, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class Portfolio in 1994 and the Balanced Plus Portfolio in 1996.


John D. Connolly, Portfolio Manager, joined MAS in 1990. Mr. Connolly served as Senior Vice President and Chief Investment Strategist at Dean Witter Reynolds from 1984 to 1990. He assumed responsibility for the Equity and Mid Cap Growth Portfolios in 1990, the Balanced Portfolio in 1992, the Growth Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Plus Portfolio in 1996.

Gary G. Schlarbaum, Portfolio Manager, joined MAS in 1987. He assumed responsibility for the Equity and Small Cap Value Portfolios in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class, Mid Cap Value Portfolios in 1994 and the Balanced Plus Portfolio in 1996.

Horacio A. Valeiras, Portfolio Manager, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Emerging Markets Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced and Balanced Plus Portfolios in 1996.

Richard B. Worley, Portfolio Manager, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income Portfolio II in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992, the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Plus Portfolio in 1996.

J. David Germany, Portfolio Manager, joined MAS in 1991. He served as Vice President and Senior Economist for Morgan Stanley & Co. from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Plus Portfolio in 1996.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the portfolio's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. In doing so, the portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

-------------------------------------------------------------------------------
MAS Funds - 28            Terms in bold type are defined in Prospectus Glossary

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by the portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913.

Reports: Shareholders receive semiannual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 29

TRUSTEES AND OFFICERS

   The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


   Thomas L. Bennett,* Chairman of the Board of Trustees; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.


   Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

   Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust.


   Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc., Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).


   C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

   *Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

-------------------------------------------------------------------------------

   James D. Schmid, President; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, Chase Manhattan Bank.

   Lorraine Truten, CFA, Vice President; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

   Douglas W. Kugler, Treasurer; Manager of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.

   John H. Grady, Jr., Secretary; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

-------------------------------------------------------------------------------
MAS Funds - 30            Terms in bold type are defined in Prospectus Glossary

MAS                                         ACCOUNT REGISTRATION FORM
---------
MAS FUNDS                                   MAS Fund Distribution, Inc.
                                            General Distribution Agent
-------------------------------------------------------------------------------
1  REGISTRATION/PRIMARY
   MAILING ADDRESS
   Confirmations and month-end statements will be mailed to this address.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Attention
          ---------------------------------------------------------------------
Street or P.O. Box
                   ------------------------------------------------------------
City                            State                         Zip
    ----------------------------     ---------------------        -------------
Telephone No.
              -----------------------
Type of Account:

         / / Defined Benefit Plan  / / Defined Contribution Plan
                    / / Profit Sharing/Thrift Plan
/ / Other Employee Benefit Plan
                                -----------------------------------------------
/ / Endowment  / / Foundation  / / Taxable  / / Other (Specify)
                                                                  -------------
/ / United States Citizen   / / Resident Alien / / Non-Resident Alien,
Indicate Country of Residence
                             ------------------
===============================================================================
2 INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.
For additional interested party mailings, please attach a separate sheet.

Attention
          ---------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                   ------------------------------------------------------------
City                            State                         Zip
    ----------------------------     ---------------------        -------------
Telephone No.
              -----------------------
===============================================================================
3  INVESTMENT
   For Purchase of shares in the Balanced Plus Portfolio in the amount of
   $
    ------------.
===============================================================================
4  TAXPAYER IDENTIFICATION NUMBER
   Part 1.
       Social Security Number

       ---------------------
                 or
   Employer Identification Number

   ------------------------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to Backup Withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                           IMPORTANT TAX INFORMATION
You (as a payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of person subject to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.
-------------------------------------------------------------------------------
MILLER
ANDERSON
& SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                                SIDE ONE OF TWO

MAS
---------
MAS FUNDS

-------------------------------------------------------------------------------
5 TELEPHONE REDEMPTION OPTION

Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

(X)
---------------------------------------------
Signature                             Date
===============================================================================
6 WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

Please check appropriate box(es):

/ / Wire redemption proceeds
/ / Wire distribution proceeds (please complete box 7 below)

--------------------------------------------         ------------------------
 Name of Commercial Bank (Net Savings Bank)               Bank Account No.

-----------------------------------------------------------------------------
                Name(s) in which your Bank Account is Established

-----------------------------------------------------------------------------
                              Bank's Street Address

------------------------------------------------   --------------------------
   City                State              Zip          Routing/ABA Number
===============================================================================
7 DISTRIBUTION OPTION -- Income dividends and capital gains distributions (if any) will be reinvested in additional shares unless either box below is checked. The instructions provided below may only be changed by written notification.

   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends to be paid in cash and capital gains distribution in additional shares.

 If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 6 above.
===============================================================================
8 WIRING INSTRUCTIONS

  For purchasing Shares by wire, please send a Fedwire payment to:

  The Chase Manhattan Bank
  1 Chase Manhattan Plaza
  New York, NY 10081
  ABA# 021000021
  DDA# 910-2-734143
  Attn: MAS Funds
  Ref. (Portfolio name, your Account number, your Account name)

===============================================================================
  SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
  The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

  (X)
     ------------------------------------------------------------------
     Signature                                                   Date
  (X)
     ------------------------------------------------------------------
     Signature                                                   Date
  (X)
     ------------------------------------------------------------------
     Signature                                                   Date
  (X)
     ------------------------------------------------------------------
     Signature                                                   Date

  -----------------------------------------------------------------------
                               FOR INTERNAL USE ONLY
      (X)
      ----------------------------------------------------------------
      Signature                                                   Date

      ----------------------------------------------------------------
                      O / /     F / /     OR / /     S / /
  ------------------------------------------------------------------------
-------------------------------------------------------------------------------
MILLER
ANDERSON
& SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                                SIDE TWO OF TWO

                     (This page intentionally left blank)


















-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 33

MAS                                                                 PROSPECTUS
---------
MAS FUNDS

                               September 28, 1996


  Investment Adviser and Administrator:         Transfer Agent:

  Miller Anderson & Sherrerd, LLP               Chase Global Funds
  One Tower Bridge                              Services Company
  West Conshohocken,                            73 Tremont Street
  Pennsylvania 19428-2899                       Boston, Massachusetts 02108-0913


                         General Distribution Agent:

                         MAS Fund Distribution, Inc.
                         One Tower Bridge
                         P.O. Box 868
                         West Conshohocken,
                         Pennsylvania 19428-0868

            --------------------------------------------------

                                Table of Contents

                              Page                                        Page

Fund Expenses                  2        General Shareholder Information
Prospectus Summary             3         Purchase of Shares                22
Yield and Total Return         5         Redemption of Shares              23
Investment Suitability         5         Shareholder Services              24
Investment Limitations         6         Valuation of Shares               25
Portfolio Summary              8         Dividends, Capital Gains
Prospectus Glossary:                     Distributions and Taxes           25
 Strategies                    9        Investment Adviser                 27
 Investments                  12        Portfolio Management               28
                                        Administrative Services            28
                                        General Distribution Agent         28
                                        Portfolio Transactions             28
                                        Other Information                  29
                                        Trustees and Officers              30


MILLER
ANDERSON
& SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

                                    MAS FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                               September 28, 1996


MAS Funds (the "Fund") is a no load mutual fund consisting of twenty-six portfolios offering a variety of investment alternatives. This Statement of Additional Information sets forth information about the Fund's Balanced Plus Portfolio (the "portfolio").

This Statement is not a Prospectus but should be read in conjunction with the portfolio's Prospectus (the "Prospectus") dated September 28, 1996, each as revised from time to time. To obtain a copy of the Prospectus, please call the Client Services Group.

                      Client Services Group: 1-800-354-8185
                  Prices and Investment Results: 1-800-522-1525


TABLE OF CONTENTS
                                                                        Page
                                                                        ----
Business History........................................................  3
Strategies and Investments..............................................  3
Repurchase Agreements...................................................  3
Securities Lending......................................................  3
Foreign Investments.....................................................  4
Futures Contracts.......................................................  5
Restrictions on the Use of Futures Contracts............................  6
Risk Factors in Futures Transactions....................................  6
Options.................................................................  7
Options on Foreign Currencies...........................................  8
Combined Transactions................................................... 10
Risks of Options on Futures Contracts, Forward Contracts and
  Options on Foreign Currencies......................................... 10
Swap Contracts.......................................................... 11
Foreign Currency Exchange-Related Securities............................ 12
Municipal Bonds......................................................... 14
Duration................................................................ 15
Mortgage-Backed Securities.............................................. 16
Stripped Mortgage-Backed Securities..................................... 18
U.S. Government Securities.............................................. 18
Zero Coupon Bonds....................................................... 19
Eurodollar and Yankee Obligations....................................... 20
Brady Bonds............................................................. 20
Tax Considerations...................................................... 21

Purchase of Shares....................................................... 23
Redemption of Shares..................................................... 23
Shareholder Services..................................................... 23
Investment Limitations................................................... 24
Management of the Fund................................................... 27
Distribution Plan........................................................ 29
Investment Adviser....................................................... 30
Administration........................................................... 31
Distributor for Fund..................................................... 31
Custodian................................................................ 31
Portfolio Transactions................................................... 31
Portfolio Turnover....................................................... 33
General Information...................................................... 33
Performance Information.................................................. 35
Comparative Indices...................................................... 37
Financial Statements..................................................... 43
Appendix-Description of Securities and Ratings........................... 44
Description of Bond Ratings.............................................. 44

                                BUSINESS HISTORY

MAS Funds (formerly MAS Pooled Trust Fund) is an open end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993. The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

                           STRATEGIES AND INVESTMENTS

The following information supplements the characteristics and risks of strategies and investments set forth in the Prospectus:

                              REPURCHASE AGREEMENTS

The portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which the portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by the portfolio have a total value in excess of the value of the repurchase agreement and are held by the portfolio's custodian bank until repurchased. Such agreements permit the portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                               SECURITIES LENDING

The portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the portfolio. The portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the portfolio at any time, and (d) the portfolio receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                               FOREIGN INVESTMENTS

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the portfolio permit entering into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S.

In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The portfolio may invest in the securities of issuers in Eastern European and other developing markets. The economies of these countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economies. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated.

                                FUTURES CONTRACTS

The portfolio may enter into futures contracts, options, and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. The portfolio's margin deposits will be placed in a segregated account maintained by the Fund's Custodian.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The portfolio expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the portfolio require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of the portfolio.

Although techniques other than the sale and purchase of futures contracts could be used to control the portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

                  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

The portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

                      RISK FACTORS IN FUTURES TRANSACTIONS

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the portfolio's ability to effectively hedge. The portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the portfolio of margin deposits in the event of bankruptcy of a broker with whom the portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                                     OPTIONS

Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The portfolio expects generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the portfolio or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the portfolio's limitation on investing in illiquid securities.

The portfolio may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis a vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the portfolio will follow the coverage requirements as described in the preceding paragraph.

                          OPTIONS ON FOREIGN CURRENCIES

The portfolio may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

The portfolio may write options on foreign currencies for the same purposes. For example, where the portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The portfolio may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

The portfolio may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

                              COMBINED TRANSACTIONS

The portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

            RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS
                        AND OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                                 SWAP CONTRACTS

The portfolio may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which the portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio's risk of loss consists of the net amount of payments that the portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to the portfolio's borrowing restrictions. The portfolio may enter into OTC Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

                  FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign currency warrants--Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities--Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based of the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper--Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

                                 MUNICIPAL BONDS

Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments issued by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the portfolio will meet the quality criteria set out in the Prospectus.

The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the portfolio.

Municipal Bonds are sometimes purchased on a "when-issued" basis meaning the portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

                                    DURATION

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of the "term of maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure is not properly captured by duration in the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

                           MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be rated investment grade by Moody's or Standard & Poor's, or, if unrated, deemed by the Adviser to be of investment grade quality.

Underlying Mortgages

Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the portfolio may purchase pools of adjustable rate mortgages (ARM), growing equity mortgages (GEM), graduated payment mortgage (GPM) and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The portfolio's interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the portfolio's net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life

The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage-Backed Securities

Yields on mortgage-backed pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual pre-payment experience may cause the realized return to differ from the assumed yield. Reinvestment of pre-payments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the portfolio. The compounding effect from reinvestment of monthly payments received by the portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage-Backed Securities

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

The Federal National Mortgage Association (FNMA) is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings, banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the portfolio will, however, be rated of investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the portfolio will, consistent with its investment objective and policies, consider making investments in such new types of securities.

                       STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to the portfolio's limitations on investment in illiquid securities.

                           U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States.

Agency Securities: Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

                                ZERO COUPON BONDS

Zero coupon bonds, are a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States Government.

A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The portfolio, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the portfolio's distributions of net investment income.

Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

Zero Coupon Treasury Bonds are sold under a variety of different names, such as:
Certificate of Accrual on Treasury Securities (CATS), Treasury Receipts (Trs), Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Treasury Investment Growth Receipts (TIGERS).

                        EURODOLLAR AND YANKEE OBLIGATIONS

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

                                   BRADY BONDS

A portion of the portfolio's fixed-income investments may be invested in certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady bonds are to be viewed as speculative.

Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

                               TAX CONSIDERATIONS

In order for the portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities or foreign currencies not directly related to the portfolio's principal business of investing in securities held for less than three months must be limited to less than 30% of the portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

The portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the portfolio's other investments and shareholders will be advised of the nature of the payments.

The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap contracts held less than three months, and the qualifying income and diversification requirements applicable to the portfolio's assets, may limit the extent to which the portfolio will be able to engage in these transactions.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the portfolio may be "Section 1256 contracts." Section 1256 contracts held by the portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by the portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the portfolio. In addition, losses realized by the portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

The portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

                               PURCHASE OF SHARES

The portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares (ii) to reject purchase orders, (iii) to reduce or waive the minimum for initial and subsequent investments. The Officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by employees of the Adviser.

                              REDEMPTION OF SHARES

The portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

No charge is made by the portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the portfolio.

                              SHAREHOLDER SERVICES

The following supplements the shareholder services set forth in the Prospectus:

Exchange Privilege

The exchange privilege is only available with respect to portfolios that are registered for sale in a shareholder's state. Exchange requests should be sent to MAS Funds, c/o Client Services Group, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, PA 19428-0868. Any such exchange will be based on the respective net asset values of the shares involved. Before making an exchange, a shareholder should consider the investment objectives of the portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts are identical. Requests for expedited exchanges received prior to 4:00 p.m. (Eastern time) for the portfolio will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders. The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing.

For Federal income tax purposes, an exchange between portfolios of the Fund is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between a series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

Transfer of Shares

Shareholders may transfer shares of the portfolio to another person by written request to the Client Services Group at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

The portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the portfolio.

As a matter of fundamental policy, the portfolio will not:

(1) invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subjects to the limitations described in (h), below, (ii) by lending its portfolio securities, and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"), or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the disposition of restricted securities);

(8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when any such portfolio adopts a temporary defensive position.;

The portfolio is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval.

As a matter of non-fundamental policy, the portfolio will not:

(a) enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

(b) invest in puts, calls, straddles or spreads except as described above in
(a);

(c) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets. Included within that amount, but not to exceed 2% of the value of the portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants attached to securities are not subject to this limitation.

(d) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts and options are not deemed to constitute selling securities short;

(e) purchase or retain securities of an issuer if those Officers and Trustees of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

(f) borrow money other than from banks or other portfolios of the Fund, provided such borrowing is not inconsistent with the 1940 Act, as amended, or the Rules and Regulations or interpretations or orders of the Securities and Exchange Commission thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(g) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that the portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff;

(h) invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days and OTC options provided that there is no limitation with respect to or arising out of investment in (i) securities that have legal or contractual restrictions on resale but have a readily available market, or (ii) securities that are not registered under the Securities act of 1933, as amended (the "1933 Act") but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act;

(i) invest for the purpose of exercising control over management of any company;

(j) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act, as amended;

(k) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operation;

(l) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

                             MANAGEMENT OF THE FUND

                              Trustees and Officers

The Fund's officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. The following is a list of the Trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty
Trust.

Vincent R. McLean, Trustee of MAS Funds since February, 1996; Director, Alexander and Alexander Services, Inc., Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

James D. Schmid, President; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc., Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, Chase Manhattan Bank.

Lorraine Truten, Vice President; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler, Treasurer; Manager of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.

John H. Grady, Jr., Secretary; Partner, Morgan, Lewis & Bockius, LLP; formerly, Attorney, Ropes & Gray.

Ellen P. Watson, Assistant Secretary; Supervisor of State Securities Registration, Chase Global Funds Services; formerly Assistant Manager, Blue Sky Department, The Putnam Companies.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

Remuneration of Trustees and Officers

The Fund pays each Trustee, who is not also an officer or affiliated person, a fee for each Board of Trustees Meeting attended plus travel and other expenses incurred in attending such meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by the Adviser or Sub-Administrator. During the fiscal year ended September 30, 1995, the Fund paid $89,193 in fees and expenses to its "non-interested" Trustees.

The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1995 is set forth below.


                                                                          Estimated
                               Aggregate        Pension or Benefits         Annual           Total
                              Compensation      Accrued As Part         Benefits upon    Compensation
Name of Trustee              from the Fund      of Fund Expenses          Retirement     from the Fund
--------------------       ------------------ ---------------------   ----------------  --------------
Thomas L.  Bennett*            $  -0-                $-0-                   $-0-            $  -0-
David P.  Eastburn**           $20,000               $-0-                   $-0-            $20,000
Joseph P.  Healey              $20,000               $-0-                   $-0-            $20,000
Joseph J.  Kearns              $20,000               $-0-                   $-0-            $20,000
C.  Oscar Morong, Jr.          $20,000               $-0-                   $-0-            $20,000

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

**Trustee Eastburn retired as a Trustee of MAS Funds in February, 1996.

                                DISTRIBUTION PLAN

The Fund's Distribution Plan provides that the Adviser Class Shares will pay the Distributor a fee of .25% of the average daily net assets of the portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund.

                               INVESTMENT ADVISER

Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the portfolio, manages the investment and reinvestment of the assets of the portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the portfolio and to place the portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the portfolio and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the portfolio pays the Adviser an advisory fee of .550% calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter.

In cases where a shareholder of the portfolio has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the portfolio. This procedure will be utilized with clients having contractual relationships based on total assets managed by Miller Anderson & Sherrerd, LLP to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Fund.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act, as amended) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the portfolio. If the holders of the portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to the portfolio until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by the portfolio without penalty, at any time, (1) by vote of the Board of Trustees or by vote of the outstanding voting securities of the portfolio (2) or sixty (60) days' written notice to the Adviser, or (3) by the Adviser upon ninety (90) days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under Federal and State securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to the portfolio, based on its relative net assets as compared to the net assets of the Fund as a whole. The portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

                                 ADMINISTRATION

MAS also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Chase Global Funds Services (formerly Mutual Fund Services Company, or MFSC), an affiliate of Chase Manhattan Bank, N.A., serves as transfer agent and provides fund accounting and other services pursuant to a sub-administration agreement.

                              DISTRIBUTOR FOR FUND

MAS Fund Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, West Conshohocken, Pennsylvania 19428, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Trustees, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectus, statement of additional information and reports to shareholders.

                                    CUSTODIAN

The Chase Manhattan Bank N.A., New York, NY and Morgan Stanley Trust Company
(NY), Brooklyn, NY serve as custodians for the portfolio. The Custodians hold cash, securities, and other assets of the Fund as required by the 1940 Act. Morgan Stanley Trust Company is an affiliated person, as defined in the 1940 Act, of the Adviser and is compensated for its services as custodian on a per account basis plus out of pocket expenses.

                             PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

Although the Adviser generally seeks competitive commission rates and dealer spreads, the portfolio will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. Transactions may involve specialized services on the part of the broker or dealer involved, and thereby justify higher commissions or markups than would be the case with other transactions requiring more routine services. In addition, the portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker effecting the transaction. The Adviser does not attempt to put a specific dollar value on the research services rendered or to allocate the relative costs or benefits of those services among its clients, believing that the research it receives will help the Adviser to fulfill its overall duty to its clients. The Adviser uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client. As a result, the Fund may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit the Fund.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the portfolio or who act as agents in the purchase of shares of the portfolio for their clients.

Some securities considered for investment by the portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the portfolio and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees.

On January 3, 1996, affiliates of Morgan Stanley Group Inc. acquired the Adviser. As a result of this transaction, the Adviser became affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers, including Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Ltd., Morgan Stanley Japan Ltd., and Morgan Stanley Asia Ltd. (collectively, "Morgan Stanley"). The Adviser may, in the exercise of its discretion under its investment management agreement, effect transactions in securities or other instruments for the portfolio through Morgan Stanley.

                               PORTFOLIO TURNOVER

The Adviser manages the portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The portfolio's annual turnover rate is not expected to exceed 100% with respect to Equity Securities. The annual turnover rate with respect to the fixed income portion of the portfolio will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.

High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distribution resulting from such gains are considered ordinary income for federal income tax purposes.

                               GENERAL INFORMATION

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("portfolios") of shares. Currently the Fund is offering shares of twenty-seven portfolios.

The shares of the portfolio are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the portfolio have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A Shareholder of a Class is entitled to one vote for each full Class Share held (and a fractional vote for each fractional Class Share held), in the Shareholder's name on the books of the Fund. Shareholders of a Class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that Class of Shares (such as a distribution plan or service agreement relating to that Class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that Class differ from the interests of holders of any other Class.

The Fund will continue without limitation of time, provided however that:

1) Subject to the majority vote of the holders of shares of the portfolio outstanding, the Trustees may sell or convert the assets of such portfolio to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of such portfolio;

2) Subject to the majority vote of shares of the portfolio outstanding, the Trustees may sell and convert into money the assets of such portfolio and distribute such assets ratably among the shareholders of such portfolio; and

3) Without the approval of the shareholders of the portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more portfolios into a single portfolio so long as such combination will not have a material adverse effect upon the shareholders of such portfolio.

Upon completion of the distribution of the remaining proceeds or the remaining assets of the portfolio as provided in paragraphs 1), 2), and 3) above, the portfolio shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged with regard to the portfolio.

Dividend and Capital Gains Distributions

The Fund's policy is to distribute substantially all of the portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of the portfolio by an investor may have the effect of reducing the per share net asset value of the portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gain distributions are automatically received in additional shares of the portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gain distribution is paid.

The portfolio is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by the portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Funds property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, as amended, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the past performance of the portfolio. Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange Commission ("SEC"), which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods for computing performance follows.

Total Return

The portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the portfolio) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                 n
          P (1+T) = ERV
Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

The portfolio may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

                Aggregate Total Return =         [  (  ERV  ) ]  -  1
                                                    ---------
                                                        P

The portfolio may also calculate a total return gross of all expenses which reflects the cumulative percentage change in value over the measuring period prior to the deduction of all fund expenses. The formula for calculating the total return gross of all expenses can be expressed as follows:

Total Return Gross of all Expenses = ((ERV + E)/P) -1)

E = Fund expenses deducted from the ending redeemable value during the measuring period.

Yield

In addition to total return, the portfolio may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the Securities and Exchange Commission and can be expressed as follows:

                                                         6
                       Yield  =  2  [    (a   -b)    +1)   -1]
                                         --------
                                            cd

Where:
a =      dividends and interest earned during the period.
b =      expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The performance of the portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

                               COMPARATIVE INDICES

The portfolio may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Consumer Price Index

The Consumer Price Index is published by the US Department of Labor and is a measure of inflation.

Financial Times Actuaries World Ex US Index

The FT-A World Ex US Index is a capitalization-weighted price index, expressed in dollars, after dividend withholding taxes, of foreign stock prices. This index is calculated daily and reflects price changes in 24 major foreign equity markets. It is jointly compiled by the Financial Times, Ltd., Goldman, Sachs & Co., and County NatWest/Wood Mackenzie in conjunction with the Institute of Actuaries and the Faculty of Actuaries.

First Boston High Yield Index

The First Boston High Yield Index was constructed to mirror the public high yield debt market. The index is a market weighted, trader priced index, tracked by the First Boston

Corporation. There are approximately 475 securities in the index with a total market value of approximately $93 billion.

JP Morgan Traded Government Bond Index

The JP Morgan Traded Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of 13 countries. The index is maintained by JP Morgan Securities, Inc. and includes only liquid issues.

Lehman Brothers Aggregate Index

The Lehman Brothers Aggregate Index is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U. S. Government issues and $25 million for others.

Lehman Brothers 5-Year Municipal Bond Index

Lehman Brothers 5-year Municipal Bond Index is a total return performance benchmark for the intermediate, investment grade tax exempt bond market. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

Lehman Brothers Government/Corporate Index

The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U. S. Treasury, issues of Government agencies, and corporate debt backed by the U. S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U. S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Intermediate Government/Corporate Index

The Lehman Brothers Intermediate Government/Corporate Index is a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U. S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U. S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Long Municipal Bond Index

The Lehman Brothers Long Municipal Bond Index is a total return for the long-term, investment-grade tax-exempt bond market for bonds. The index includes municipal bonds with maturities of 22 years or more.

Lehman Brothers Mortgage-Backed Securities Index

The Lehman Brothers Mortgage-Backed Securities Index includes fixed rate mortgage securities backed by GNMA, FHLMC, and FNMA. Graduated Payment Mortgages (GPM's) are included. All issues are AAA, with maturities of at least one year and outstanding par values of at least $100 million. Returns are market value weighted inclusive of accrued income.

Lehman Brothers 10-Year Municipal Bond Index

Lehman Brothers 10-Year Municipal Bond Index is a total return performance benchmark for the long term, investment grade tax exempt bond market. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years.

Lipper Growth & Income Fund Index

The Lipper Growth & Income Fund Index is a net asset value weighted index of the 30 largest Funds within the Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.

Lipper High Current Yield Fund Average

The Lipper High Current Yield Fund Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc. classified as high yield funds. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Salomon World Government Bond Index ex US

The Salomon World Government Bond Index ex US is designed to provide a comprehensive measure of total return performance of the domestic government bond markets of 12 countries outside the United States. The index has been constructed with the aim of choosing "an inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

International Finance Corporation Emerging Markets Index

The IFC Emerging Markets Index is an index designed to measure the total return in either US or local currency terms of developing markets as defined by the World Bank. The selection of stocks is made based on size, liquidity and industry. The weight given to any stock is determined by its market capitalization.

Lipper Money Market Average

The Lipper Money Market Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc., classified as money market Funds for any given period. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Merrill Lynch Corporate & Government Bond Index

The Merrill Lynch Corporate & Government Bond Index includes over 4,500 U.S. Treasury, Agency and investment grade corporate bonds. The Index is calculated daily and will be used from time to time in performance comparison for partial month periods.

Morgan Stanley Capital International World ex USA Index

The Morgan Stanley Capital International World ex USA Index is a capitalization-weighted price index expressed in dollars. The index reflects the performance of over 1,100 companies in 19 foreign equity markets. The index includes dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE Index

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE-GDP Weighted Index

The EAFE-GDP index is an arithmetic average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The index is weighted by the Grow Domestic Product of the various countries in the index.

Morgan Stanley Capital International Emerging Markets Free Index

The MSCI Emerging Markets Free Index is a capitalization weighted index of over 800 stocks from 17 different emerging market countries.

NASDAQ Industrials Index

The NASDAQ Industrials Index is a measure of all NASDAQ National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The index is exclusive of warrants, and all domestic common stocks traded in the regular NASDAQ market which are not part of the NASDAQ National Market System. The NASDAQ Industrials Index is market value weighted.

Russell 1000

The Russell 1000 Index consists of the 1,000 largest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $85 billion. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 1,000 stocks in the Russell 1000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 2000

The Russell 2000 Index consists of the 2,000 smallest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $57 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 2500

The Russell 2500 Index consists of the 2,500 smallest of the 3,000 largest stocks. Market capitalization is typically between $1.7 billion and $57 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,500 stocks in the Russell 2500 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 3000

The Russell 3000 Index is a combination of the Russell 1000 Index and the Russell 2000 Index.

Salomon 1-3 Year Treasury/Government Sponsored Index

The Salomon 1-3 Year Treasury/Government Sponsored Index includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index

The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

Salomon Broad Index

The Salomon Broad Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U. S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e. g., U. S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

Salomon High-Yield Market Index

The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment-grade quality rating from either Standard & Poor's or Moody's rating services.

Salomon Mortgage Index

The Salomon Mortgage Index includes agency pass-throughs (GNMA, FHLMC, FNMA) and FHA and GNMA project loans. Pools with remaining terms shorter than 25 years are seasoned; pools with longer terms are classified as new. The index is published monthly.

Salomon One To Three Year Treasury Index

The Salomon One To Three Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Salomon World Government Bond Index

The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

S&P 500

The S&P 500 is the portfolio of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. Unlike the Russell indices, there are always 500 names in the S&P 500. Changes are made by Standard & Poor's as needed.

S&P/BARRA Mid Cap 400 Growth Index

The S&P/BARRA Mid Cap 400 Growth Index is constructed by dividing the stocks in the S&P MidCap 400 Index according to a single attribute: price-to-book ratios. The MidCap 400 Growth Index is composed of firms with higher price-to-book ratios. Like the MidCap 400, the MidCap 400 Growth Index is capitalization-weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

S&P 500 Ex South Africa

The S&P 500 Ex South Africa Index is the same as the S&P 500 Index excluding companies that are on the Investor Responsibility Research Center (IRRC) list of companies doing business in South Africa. This index is maintained by Wilshire Associates.

Wilshire 5000 Equity Index

The Wilshire 5000 Equity Index measures performance of all US headquartered equity securities with readily available price data. Approximately 6,000 capitalization weighted security returns are used to calculate the index.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended September 30, 1995, including notes thereto and the report of Price Waterhouse LLP thereon are incorporated herein by reference. A copy of the 1995 Annual Report will accompany the delivery of this Statement of Additional Information to persons who have not previously received such report. A copy of the 1995 Annual Report will be provided to other persons upon request.

                 APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS

I.   Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc.  Corporate Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Excerpts from Duff & Phelps Corporate Bond Ratings:

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.

Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1,2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations , although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB,B,CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non- paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc.  Preferred Stock Ratings:

AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.